SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2015

NEW GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

WYOMING	333-179669	45-4349842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 109 East 17th Street, Suite 4217,

Cheyenne, WY  82001

(Address of principal executive offices) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

(307) 633-9192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On April 20, 2015, the Company’s independent registered accountant Terry L. Johnson CPA, (“Johnson”) informed the Company that it has ceased operations as described in Section 4820 of the Division of Corporation Finance Financial Reporting Manual and is unable to complete the Company audit for the year ended 2014 and on April 29, 2015 that he was unable to provide consent for the inclusion of his audit opinion for the year ended 2013 to be filed with the Company’s Form 10-K. During the two most recent fiscal years, there have been no disagreements that have been brought to the attention of the Company between the Company and Johnson with respect to any matter of accounting principles, practices, financial statement disclosure, auditing scope or procedure for the reporting and filing completed prior to this date, nor have there been any “reportable events” as defined by Regulation S-K section 304(a)(1)(v) during that same period, other than has been reported and disclosed as required nor has his report on the financial statements for either of the past two years contained an adverse opinion, a disclaimer of opinion, or was qualified. Johnson’s audit report on the Company’s financial statements for the year ended December 31, 2014, was modified to include emphasis of substantial doubt about the Company’s ability to continue as a going concern. Johnson has been requested to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made in this Item 304(a) and, if not, stating the respects in which it does not agree. Johnson's letter is filed as an exhibit to this report or if not available within 10 days of the date of initial filing of this document.

(b) On May 1, 2015, the Company engaged D. Brooks and Associates CPA’s, P.A. to act as the Company’s independent registered public accountant beginning immediately and, specifically, to complete the year-end audit for fiscal years ended December 31, 2013 and 2014. Neither the Company nor anyone acting on the Company’s behalf hired D. Brooks and Associates CPA’s, P.A. in any capacity, nor consulted with any member of that firm as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement or reportable event under 304(a)(2) of Regulation S-K during the two most recent fiscal years and subsequent interim period through May 1, 2015. D. Brooks and Associates CPA’s, P.A. has been requested to review the disclosure contained herein and has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information or clarification of the Company’s statements made in response to Item 304(a).

The engagement of a new accountant was approved by the Company’s Board of the Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Global Energy, Inc.

May 4, 2015	By:	/s/ Perry D. West
Perry D. West, CEO